Accounting principles (Policies)	12 Months Ended
Dec. 31, 2025
Accounting principles
Property, plant, and equipment

3.1.Property, plant, and equipment

Property, plant, and equipment are recognized at historical cost, less depreciation and impairment losses, if any.

Depreciation is calculated based on the estimated useful life of assets using the straight-line method. A complete review of the useful lives of acquired non-current assets is performed on an annual basis. Any material adjustments are reflected prospectively in the depreciation schedule.

The principal useful lives applied are as follows:

●	Buildings: 20 to 25 years
●	Fixtures and fittings: 10 years
●	Technical facilities: 6 to 10 years
●	Equipment and tooling: 6 to 10 years
●	General facilities, miscellaneous fixtures, and fittings: 10 years
●	Office equipment: 5 years
●	IT equipment: 5 years
●	Furniture: 10 years

Lease contracts

3.2.Lease contracts

Lease contracts are recognized in accordance with the standard IFRS 16 - Leases as follows:

●	an asset, representing its right to use the leased asset during the lease term (right-of-use asset).
●	a liability, representing the present value of the outstanding lease payments (lease liability).

For each asset, the discount rate used to calculate the lease liability is determined based on the incremental borrowing rate at the date the Company obtains the right to control the use of leased asset. The incremental borrowing rate is the rate of interest that a lessee would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. See Note 13.5. – Lease Liabilities.

Exemptions

Rental expenses for short-term and low-value (less than €5,000) leases continue to be recognized in operating expenses in the Company’s statement of income (loss).

Impairment of non-financial assets

3.3.Impairment of non-financial assets

IAS 36 — Impairment of Assets requires that depreciated and amortized assets be tested for impairment whenever specific events or circumstances indicate that their carrying amount may exceed their recoverable amount. The excess of the carrying amount of the asset over the recoverable amount is recognized as an impairment. The recoverable amount of an asset is the higher of its value in use and its fair value less costs of disposal. Impaired non-financial assets are examined at each year-end or half-year closing date for a possible impairment reversal.

Derivatives

3.4.Derivatives

The Company may have to use derivative financial instruments to hedge its exposure to exchange rate risks (Currency forward sales). The Company has not opted for hedge accounting in accordance with IFRS 9- Financial Instruments (‘IFRS 9’).

The derivatives used to hedge exchange rate risks are measured at their fair value in the statement of financial position. All changes in fair value of derivative instruments are recognized in the statement of income (loss) and classified in financial income (loss). The fair values of derivatives are estimated based on commonly used valuation models considering data from active markets.

EIB warrants

On May 16, 2022, the Company entered into a credit facility with EIB. This financial instrument includes two instruments (i) a host contract representing a debt component (the loans) and (ii) EIB Warrants. The two instruments issued (loans and EIB Warrants) on the date of conclusion are economically and intrinsically linked according to the IFRS 9 criteria, thus the transaction is analyzed as a single hybrid instrument on issue in which there is a host contract representing a debt component (the loans) and a derivative (the EIB Warrants). The financial instrument includes different options too: a BSA call option, a prepayment option of the loan and a BSA put option. The prepayment option is not a separate derivative instrument.

The EIB Warrants, put option and call option are each classified as derivatives on own equity instruments, because the “fixed-for-fixed” rule under IAS 32, which provides that derivatives will be classified as equity if they can only be settled by delivering a fixed number of shares in exchange for a fixed amount of cash or another financial asset, is not met (non-cash settlement option which may result in exchanging a variable number of shares, for a variable price). The derivatives are recognized at fair value through profit and loss. The fair value is estimated using the Longstaff Schwartz model which takes into account data from active markets and unobservable data (directly and indirectly) (see Note 3.17. – Use of estimates and judgment).

The put option can only be exercised in the framework and for the purposes of a cashless exercise of the EIB Warrants, and thus cannot be exercised on a standalone basis. The put option comes into effect upon the issuance of EIB Warrants by the Issuer and remains in effect for the lifetime of the EIB Warrants. In addition, the put option is not independently transferable from the EIB Warrants. Thus, the put option is not bifurcated, and it is to be considered as part of the valuation of the EIB Warrants.

The call option is exercisable by the Company, under very specific circumstances wherein the value of the EIB Warrants increases due to a takeover bid for the Company. The Company believes it is very unlikely that it will take advantage of exercising the call option. Thus, the call option has been valued at zero and does not require bifurcation.

ABSAs

In May 2025, the Company issued the second tranche of the Structured Financing, for gross proceeds of €115.6 million (net €108.5 million), following the satisfaction of the applicable conditions precedent thereto (the ‘T2 Conditions Precedent’). See Note 1.2 – Significant events of 2025.

The second tranche consisted of the issuance of T2 New Shares and T2 BSAs, each with one T3 BSA attached.

Before the issuance of the instruments, the T2 New Shares and T2 BSAs were treated as call options, and were each classified as derivatives on own equity instruments, because the “fixed-for-fixed” rule under IAS 32, which provides that derivatives will be classified as equity if they can only be settled by delivering a fixed number of shares in exchange for a fixed amount of cash or another financial asset, is not met (non-cash settlement option which may result in exchanging a variable number of shares). The derivatives were recorded as liabilities at fair value, with changes in fair value recorded through profit and loss, for an amount of €73.4 million as of December 31, 2024 (€89.4 million for the initial recognition of the fair value of derivative instruments in connection with the Structured Financing, offset by a decrease in fair value of €16 million over the period). The fair value is estimated using the Black & Scholes approach which takes into account data from active markets and unobservable data (directly and indirectly) (see Note 3.17 – Use of estimates and judgment).

At the issuance date, the number of T2 New Shares and T2 BSAs was fixed, and the instruments met the “fixed-for-fixed” rule under IAS 32. The fair value of the derivative instruments, at the date of the issuance of the T2 New Shares and T2 BSA, was de-recognized through equity.

For the T3 BSAs, the “fixed-for-fixed” rule under IAS 32 is met, since they will be settled, when exercised, only through the delivery of a fixed number of shares in exchange for a fixed amount of cash. Thus, the instruments are classified as equity instruments. The accounting treatment and impact of the derivatives (EIB warrants and ABSAs) on the 2023, 2024 and 2025 financial years is described in Note 13 – Debt, Derivatives and Royalty certificates liabilities.

Cash and cash equivalents

3.5.Cash and cash equivalents

Cash and cash equivalents include cash on hand and demand deposits, as well as other short-term highly liquid investments with maturities of three months or less, convertible at a known amount, and subject to an insignificant risk of change in value.

Short-term bank deposits may be recognized as cash equivalents when they:

●	have an original maturity of three months or less, or there are exit options from the short-term bank deposits at any time;
●	are readily convertible to a known cash amount; and
●	are subject to an insignificant risk of decrease in value.

Bank overdrafts are recorded in liabilities in the statement of financial position under short-term debt.

Share-based payments plans

3.6.Share-based payments plans

Since the Company’s inception, the Company put in place compensation plans settled in equity instruments in the form of share warrants awarded to employees (Bons de souscription de parts de créateur d’entreprise, BSPCE or BSPCE share warrants) and to a non-employee (Bons de souscription d’actions, BSA or BSA share warrants), bonus share award to employees (Attribution gratuite d’actions, AGA or AGA bonus share award) and free performance units plans (Attribution gratuite d’unités de performance, ‘PAGUP’ or PAGUP free performance units).

In accordance with IFRS 2 — Share-based Payment, services received are recognized in expenses with a corresponding increase in equity in the period in which the services are provided by the employees or non-employees. The values of the BSAs, BSPCEs, AGAs and PAGUPs are determined with the assistance of an independent expert using the methods described below.

The values of equity instruments are determined, using option valuation models (in particular, a Black and Scholes model or a Monte-Carlo simulation, depending on whether the plans are subject to market performance condition), on the basis of the value of the underlying equity instrument on the grant date, the volatility, observed on the historical share price of the Company and on a sample of comparable listed companies, and the estimated lifespan associated equity instruments.

The amount recognized as an expense is adjusted to reflect the number of awards for which the related service and non-market conditions are expected to be met, such that the amount ultimately recognized is based on the number of awards that meet related service and non-market conditions. For share-based payment awards where the payment is based on shares with market conditions at market acquisition, the grant date fair value of the share-based payment is measured to reflect these conditions and there is no adjustment for differences between the expected results and the actual result.

Movement, details, and measurement of the fair value of options incorporates the vesting conditions of these plans are described in Note 12.3 – Share warrants plan, Note 12.4 – Bonus share award plans and Note 12.5 – Performance units plans.

Loans and borrowings

3.7.Loans and borrowings

Bank loans are initially recognized at fair value, i.e., the issue proceeds (fair value of the consideration received) net of transaction costs incurred and the fair value at inception date of the derivative instruments of the debt concerned. Borrowings are subsequently measured at amortized cost, calculated using the effective interest rate method. Any difference between initial fair value and repayment value is recognized in the statement of income (loss) over the life of the loan using the effective interest rate method.

The effective interest rate is the discount rate at which the present value of all future cash flows (including transaction costs) over the expected life of the loan, or where appropriate, over a shorter period of time, is equal to the loan’s initial carrying amount.

The accounting treatment applied to the financing contract entered with the EIB is described in Note 13 – Debt, Derivatives and Royalty certificates liabilities.

Royalty Certificates liabilities

3.8.Royalty Certificates liabilities

The royalty certificates are a contractual obligation for the Company to make cash payments to investors amounting to a percentage of future lanifibranor net sales (2% for the 2023 Royalty Certificates and 3% for the 2024 Royalty Certificates) under the condition of the occurrence of such sales, which is an event that is not under the control of the Company. Therefore, they meet the definition of financial liabilities.

The Company concluded that they do not include embedded derivatives related to the variability of royalties that are based on future net sales which variable is specific to a party to the contract.

In addition, the Company concluded that the early redemption payment clause was an embedded derivative with a fair value considered to be nil. Consequently, there is no embedded derivative to be accounted for separately (see Note 3.17 – Use of estimates and judgment). Royalty certificates are initially measured at fair value (refer to Note 13 – Debt, Derivatives and Royalty certificates liabilities for valuation model applied). They are subsequently measured at amortized cost calculated using the effective interest rate (‘EIR’) method (see Note 3.17 – Use of estimates and judgment).

Current and deferred tax

3.9.Current and deferred tax

Tax assets and liabilities for the current and prior periods are measured at the amount expected to be recovered from or paid to the tax authorities, using tax rates and tax laws enacted or substantively enacted at the end of the reporting period.

The income tax charge for the period comprises current tax due and the deferred tax charge. The tax expense is recognized in the statement of income (loss) unless it relates to items recorded in other comprehensive income and expense or directly in equity, in which case the tax is also recorded in other comprehensive income and expense or directly in equity.

Current taxes

The current tax expense is calculated based on taxable profit for the period, using tax rates enacted or substantively enacted at the end of the year in the countries where the Company’s subsidiaries operate and generate taxable income.

Deferred taxes

Deferred taxes are recognized when there are temporary differences between the carrying amount of assets and liabilities in the Company’s financial statements and the corresponding tax base used to calculate taxable profit. Deferred taxes are not recognized if they arise from the initial recognition of an asset or liability in a transaction other than a business combination which, at the time of the transaction, does not affect either the accounting or the taxable profit (tax loss).

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled, based on tax rates and tax laws enacted or substantively enacted by the end of the reporting period. Deferred tax assets and liabilities are not discounted.

Deferred tax assets and liabilities are offset when a legally enforceable right exists to set off current tax assets against current tax liabilities, and the deferred taxes concern the same entity and the same tax authority.

Deferred tax assets

Deferred tax assets are recognized for all deductible temporary differences, unused tax losses and unused tax credits to the extent that it is probable that the temporary difference will reverse in the foreseeable future and that taxable profit will be available against which the deductible temporary difference, unused tax losses or unused tax credits can be utilized. It includes the research tax credit granted by the U.S. Government granted by the tax authorities to encourage technical and scientific research by U.S. companies (see Note 6. - Deferred tax assets).

The recoverable amount of deferred tax assets is reviewed at the end of each reporting period and their carrying amount is reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of the deferred tax assets to be utilized. Unrecognized deferred tax assets are reassessed at the end of each reporting period and are recognized when it becomes probable that future taxable profit will be available to offset the temporary differences.

Deferred tax liabilities

Deferred tax liabilities are recognized for all taxable temporary differences associated with investments in subsidiaries, branches and associates, and interests in joint arrangements, except when the parent, the investor, the joint venture or the joint operator is able to control the timing of the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

Provisions for retirement benefit obligations

3.10.Provisions for retirement benefit obligations

Retirement benefit obligations

The Company operates a defined benefit pension plan. Its obligations in respect of the plan are limited to the lump sum payments upon retirements, which are expensed in the period in which the employees provide the corresponding service.

The liability recorded in the statement of financial position in respect of defined benefit pension plans and other post-retirement benefits is the present value of the defined benefit obligation at the statement of financial position date. The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting estimated future cash outflows, using the interest rate of high-quality corporate bonds of a currency and term consistent with the currency and term of the pension obligation concerned. In determining the present value and the related current service cost and, where applicable, past service cost, the benefit is attributed to periods of service under the plan’s benefit formula. However, if an employee’s service in later years will lead to a materially higher level of benefit than in earlier years, the benefit is attributed on a straight-line basis from:

●	the date when service by the employee first leads to benefits under the plan (whether or not the benefits are conditional on further service) until
●	the date when further service by the employee will lead to no material amount of further benefits under the plan, other than from further salary increases.

Actuarial gains and losses arise from the effect of changes in assumptions and experience adjustments (i.e., differences between the assumptions used and actual data). These actuarial gains and losses are recognized wholly and immediately in other comprehensive income or loss and are not subsequently reclassified to the statement of income (loss).

The net expense in respect of defined benefit obligations recognized in the statement of income (loss) for the period corresponds to:

●	The service cost for the period (acquisition of additional rights).
●	The interest cost.
●	The past service cost.
●	The impact of any plan settlements, amendments and curtailments.

The discounting effect of the obligation is recognized in net financial income and expenses.

Termination benefits

Termination benefits are payable when a company terminates an employee’s employment contract before the normal retirement age or when an employee accepts compensation as part of a voluntary redundancy. In the case of termination benefits, the event that gives rise to an obligation is the termination of employment. In the case of an offer made to encourage voluntary redundancy, termination benefits are measured based on the number of employees expected to accept the offer.

Profit-sharing and bonus plans

The Company recognizes a liability and an expense for profit-sharing and bonus plans based on a formula that takes into consideration the Company’s performance.

Other provisions

3.11.Other provisions

In accordance with IAS 37 — Provisions, Contingent Liabilities and Contingent Assets, a provision should be recognized when: (i) an entity has a present legal or constructive obligation as a result of a past event; (ii) it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and (iii) a reliable estimate can be made of the amount of the obligation. Provisions for restructuring include termination benefits, severance and other employee costs, as well as consulting fees. No provisions are recognized for future operating losses.

Where there are a number of similar obligations, the probability that an outflow will be required in settlement is determined by considering the class of obligations as a whole. Although the likelihood of outflow for any one item may be small, it may well be probable that some outflow of resources will be needed to settle the class of obligations as a whole. If that is the case, a provision is recognized.

The provision represents the best estimate of the amount required to settle the present obligation at the end of the reporting period. Where the effect of the time value of money is material, the amount of a provision corresponds to the present value of the expected costs that the Company considers necessary to settle the obligation. The pre-tax discount rate used reflects current market assessments of the time value of money and specific risks related to the liability. The effect of discounting provisions due to the time value of money is recognized in net financial income and expenses.

Revenue

3.12.Revenue

Revenue is recognized in accordance with IFRS 15 — Revenue from Contracts with Customers.

Under IFRS 15, revenue is recognized when the Company fulfills a performance obligation by providing separate goods or services to a customer, when the customer obtains control of those goods or services. An asset is transferred when the customer obtains control of that asset or service. Under this standard, each contract must be analyzed on a case-by-case basis (unless precluded by the standard) in order to verify whether it contains performance obligations to customers, and, if applicable, to identify the nature of said obligations in order to appropriately account for the amount that the Company has received or is entitled to receive from customers:

-	the transfer of the right to use the intellectual property, via a license granted by the Company, as it exists at the time of the transfer, the date of which will determine that of the revenue recognition;
-	if the license is considered as a right of access to the intellectual property of the Company over the life of the license, the revenue would be recognized over this lifetime;
-	the supply of products whose revenues would be recognized at the time of transfer of control of the delivered products;
-	revenue from variable consideration, such as development or regulatory milestones and potential revenue from sales-based or usage-based royalty promised in exchange for a license of intellectual property would not be recognized until it is highly probable that the reversal of revenue from milestones or completion of the sale does not occur.

The accounting treatment of the contracts with customers are detailed in Note 19.1. – Revenues.

Other income

3.13.Other income

Research tax credit

This includes the CIR granted by the French tax authorities to encourage technical and scientific research by French companies and it is recorded in the “Tax receivables” line of the statement of financial position. CIR is granted to companies that demonstrate expenses that meet the required criteria, including research expenses located in France or certain other European countries, receive a tax credit that can be used against the payment of the corporate tax due in the fiscal year in which the expenses were incurred and during the next three fiscal years. Companies may receive cash reimbursement for any excess portion.

Only those companies meeting the EU definition of a small or medium-sized entity (’SME’) are eligible for payment in cash of their CIR (to the extent not used to offset corporate taxes payable) in the year following the request for reimbursement. Inventiva meets the EU definition of an SME and therefore should continue to be eligible for prepayment.

Inventiva S.A. has been eligible for CIR since inception. The CIR is recognized in “Other income” during the reporting period in which the eligible expenditure is incurred as it meets the definition of government grant as defined in IAS 20 — Accounting for Government Grants and Disclosure of Government Assistance.

Other grants

The Company could receive subsidies from several public bodies. The subsidies are related to net income and granted to compensate for incurred expenses. They are therefore recognized in net income as other income for the period in which it becomes reasonably certain that they will be received, and that the Company will comply with the conditions related to them (IAS 20.7).

Fair value measurement

3.14Fair value measurement

In the table below, financial instruments are measured at fair value according to a hierarchy comprising three levels of valuation inputs:

●	Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.
●	Level 2: Inputs other than quoted market prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
●	Level 3: Unobservable inputs for the asset or liability.

The table below presents the financial liabilities of the Company measured at fair value on December 31, 2025:

On December 31, 2025 (in thousands of euros)	Level 1	Level 2	Level 3
Financial liabilities at fair value through profit or loss
Long-term financial debt - derivatives	—	—	119,385
Short-term financial debt - derivatives	—	—	—
Total liabilities	—	—	119,385

See Note 13.3 – Long-term Derivatives.

The table below presents the financial liabilities of the Company measured at fair value at December 31, 2024:

On December 31, 2024 (in thousands of euros)	Level 1	Level 2	Level 3
Financial liabilities at fair value through profit or loss
Long-term financial debt - derivatives	—	—	24,315
Short-term financial debt - derivatives	—	—	73,400
Total liabilities	—	—	97,715

The table below presents the financial liabilities of the Company measured at fair value on December 31, 2023:

On December 31, 2023 (in thousands of euros)	Level 1	Level 2	Level 3
Financial liabilities at fair value through profit or loss
Long-term financial debt - derivatives	—	—	10,265
Short-term financial debt - derivatives	—	—	—
Total liabilities	—	—	10,265

Foreign currency transactions

3.15.Foreign currency transactions

Presentation currency and functional currency of financial statements

The financial statements of the Company have been prepared in euros, which also constitutes the functional currency of the Company. All amounts mentioned in this annex to the financial statements are expressed in euros, unless otherwise indicated.

Translation of foreign currency transactions

As of December 31, 2025, foreign currency transactions include bank accounts and short-term deposits in U.S dollars subscribed after the underwritten public offering in the United States of American Depositary Shares (see Note 1.2 – Significant events of 2025). Certain purchasing transactions are carried out in foreign currencies for the Company’s studies and clinical trials conducted in the United States and to a lesser degree the United Kingdom, and Sweden. For the year ended December 31, 2025, these expenses in a foreign currency amount to approximately €31.4 million, or 22% of the operating expenses, compared to €37.3 million, or 33% of the operating expenses in December 31, 2024, and €46.8 million, or 37% for the year ended December 31, 2023.

These transactions are translated into euros at the exchange rate prevailing at the date of each transaction. Purchasing transactions in foreign currencies are presented in operating income as they relate to the Company’s ordinary activities. Foreign exchange gains and losses relating to short-term investments and bank accounts in U.S. dollars are presented in financial income (loss).

Segment information

3.16.Segment information

The assessment of the entity’s performance and the decisions about resources to be allocated are made by the chief operating decision maker (the CEO), based on the management reporting system of the entity.

Only one operating segment arises from the management reporting system: service delivery and clinical stage research, notably into potential therapies in the areas of fibrosis, lysosomal storage disorders and oncology. Thus, the entity’s performance is assessed at the Company level.

For the Company’s geographical split please refer to tables below:

	As of December 31,
(in thousands of euros)	2023	2024	2025
France	541	48	182
USA	—	—	—
China	—	—	—
Intangible assets	541	48	182
France	8,402	3,664	2,039
USA	724	323	60
China	—	1,018	880
Property, plant and equipment	9,125	5,005	2,979
France	9,958	1,047	1,162
USA	96	—	—
China	—	—	—
Other non-current assets	10,055	1,047	1,162

	As of December 31,
(in thousands of euros)	2023	2024	2025
France	118	69	—
USA	—	—	—
China	4,610	9,129	4,483
Japan	12,750	—	—
Revenue	17,477	9,198	4,483

Use of estimates and judgment

3.17.Use of estimates and judgment

The preparation of financial statements in accordance with IFRS Accounting Standards requires:

●	Management to make judgments when selecting appropriate assumptions for accounting estimates, which consequently involve a certain degree of uncertainty.
●	Management to make estimates and apply assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as information presented for the period.

The estimates and judgments, which are updated on an ongoing basis, are based on past experience and other factors, in particular assumptions of future events, deemed reasonable in light of circumstances.

The conflict in Ukraine and the state of war between Israel and Hamas have not led to any material changes in the estimates or judgements made by management in the preparation of the Company’s consolidated financial statements.

The Company makes estimates and assumptions concerning the future. The resulting accounting estimates, by definition, often differ from actual reported values. Estimates and assumptions that could lead to a significant risk of a material adjustment in the carrying amount of assets and liabilities in the subsequent period are analyzed below.

Revenue

●	Identifying performance obligations - A promised good, or service will need to be recognized separately in revenue if it is distinct as defined in IFRS 15. In determining whether the performance obligation is separate, the Company analyses if (i) the good or service is distinct in absolute terms, i.e. it can be useful to the customer, either on its own or in combination with resources that the customer can obtain separately; and if (ii) the good or service is distinct in the context of the contract, i.e. it can be identified separately from the other goods and services in the contract because there is not a high degree of interdependence or integration between this element and the other goods or services promised in the contract. If either of these two conditions is not met, the good or service is not distinct, and the Company must group it with other promised goods or services until it becomes a distinct group of goods or services.

In the context of the biotech industry, R&D services are generally capable of being distinct if:

-	The entity sells the services on their own - i.e. without a related license. This indicates that customers can benefit from the services on their own and they are therefore capable of being distinct; or
-	The customer can benefit from the services together with the license that has already been transferred to the customer. Readily available resources include goods or services that have already been transferred. If the license is transferred at the beginning of the contract, the services will typically be capable of being distinct.

In making this determination, the key analysis is whether the R&D services significantly modify or customize the drug compound so that the intellectual property is significantly different at the end of the arrangement as a result of the services. This may be more frequent in early stages of development when the formula is being developed or when the services are developing an existing technology for a significantly different use.

●	Allocation of transaction price to performance obligations - A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. For contracts with multiple performance obligations, the Company allocates the contract’s transaction price to each performance obligation using its best estimate of the standalone selling price of each distinct good or service in the contract.
●	Non-cash consideration - To determine the transaction price for contracts in which a customer promises consideration in a form other than cash, an entity shall measure the non-cash consideration (or promise of non-cash consideration) at fair value. If an entity cannot reasonably estimate the fair value of the non-cash consideration, the entity shall measure the consideration indirectly by reference to the stand-alone selling price of the goods or services promised to the customer (or class of customer) in exchange for the consideration. The fair value of the non-cash consideration may vary because of the form of the consideration (for example, a change in the price of a share to which an entity is entitled to receive from a customer). Such variability does not affect the transaction price.
●	Variable consideration - Due to the nature of the work required to be performed on many of the Company’s performance obligations, the estimation of total revenue and cost at completion is complex, subject to many variables and requires significant judgment. It is common for the collaboration and license agreements to contain variable consideration that can increase the transaction price. Variability in the transaction price arises primarily due to milestone payments obtained following the achievement of specific milestones (e.g., scientific results or regulatory or commercial approvals). The Company includes the related amounts in the transaction price when it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The effect of the increase of the transaction price due to milestones payments is recognized as an adjustment to revenue on a cumulative catch-up basis.
●	Revenue recognized over time and input method - Some of the Company’s performance obligations are satisfied over time as work progresses, thus revenue is recognized over time, using an input measure of progress as it best depicts the transfer of control to the customers.

The application of IFRS 15 on the current contracts with customers is detailed in Note 19.1. - Revenues.

Subcontracting Costs Related to Clinical Trials

Following the initiation of the Phase III clinical trial evaluating lanifibranor in MASH, the Company signed contracts with contract research organizations. These CRO contracts are intended to conduct clinical trials, to support regulatory approval of the product in Europe and the United States and to manage pharmacovigilance operations (see Note 26 – Commitments related to operational activities).

In order to reflect the time that may exist between the time when expenses are incurred by subcontractors in clinical trials and the time, they are re-invoiced to Inventiva, the Company estimates a liability for accrued expenses or a prepaid expense to be recorded in the consolidated financial statements at each closing date.

For each contract, the subcontracting expenses incurred at the consolidated statement of financial position date are estimated on the basis of information provided at each consolidated statement of financial position date by the CRO, in accordance with the contractual terms, and cost analyses carried out by the Company.

This estimate is then compared with the number of invoices received at the end period date.

When the estimated incurred expenses are higher than the invoiced expenses, a provision for accrued expenses is recorded in the consolidated financial statements (see Note 16.2 – Other current liabilities). When the expenses incurred are lower than the expenses invoiced, a prepaid expense is recorded in the consolidated financial statements (see Note 10.2 – Tax receivables and Other current assets).

French Research Tax Credit (CIR)

The amount of the CIR is determined based on the Company’s internal and external expenditure in the reporting period. Only eligible research costs may be included when calculating the CIR. Compliance with the eligibility criteria for expenses when calculating the Tax Credit may require some judgment on the part of the Company.

Valuation of share warrants and bonus share award plans

Fair value measurements of share warrants and bonus share award granted to employees are based on actuarial models which require the Company to factor certain assumptions into its calculations (see Note 12.3 – Share warrants plan and Note 12.4 - Bonus share award plans).

Measurement of retirement benefit obligations

The Company operates a defined benefit pension plan. Its defined benefit plan obligations are measured in accordance with actuarial calculations based on assumptions such as discount rates, the rate of future salary increases, employee turnover, mortality tables and expected increases in medical costs. The assumptions used are generally reviewed and updated annually. The main assumptions used, and the methods chosen to determine them are set out in Note 3.10. – Provisions for retirement benefit obligations. The Company considers that the actuarial assumptions used are appropriate and justified in light of current circumstances. Nevertheless, retirement benefit obligations are likely to change in the event that actuarial assumptions are revised.

Derivatives

The Company may have to use derivative financial instruments to hedge its exposure to exchange rate risks (Currency forward sales). The Company has not opted for hedge accounting in accordance with IFRS 9. The fair values of these derivatives are estimated on the basis of commonly used valuation models considering data from active markets.

The fair value measurement of the EIB Warrants and the put options related to those EIB Warrants is based on the LongStaff Schwartz option valuation model which makes assumptions about complex and subjective variables. These variables include the value of the Company’s shares, the expected volatility of the share price over the lifetime of the instrument, and the present and future behavior of holders of those instruments. There is a high inherent risk of subjectivity when using an option valuation model to measure the fair value of derivative instruments and of the equity instruments in accordance with IAS 32 – Financial Instruments – Presentation (‘IAS 32’) and IFRS 9. The fair value measurement of the debt component of the EIB Warrants was determined by discounting cash flows at market rate (unobservable input).

The fair value measurement of the T2 New Shares and T2 BSAs call options is based on the Black & Scholes approach which makes assumptions about complex and subjective variables. These variables include the value of the Company’s shares, the expected volatility of the share price over the lifetime of the instrument, and management judgement such as the date and probability of realization. There is a high inherent risk of subjectivity when measuring the fair value of derivative instruments and of the equity such as the date and probability of realization, in accordance with IAS 32 and IFRS 9. The valuation approach and assumptions utilized are disclosed in Note 13 – Debt, Derivatives and Royalty certificates liabilities.

Royalty Certificates

The value of the purchase options, separate derivative instruments, at inception and subsequent dates is nil and has no impact on the financial statements.

The EIR is calculated based on future cash flows, estimated on the basis of development and commercialization plans and budgets approved by the Board of Directors of the Company. If there is a change in the timing or amount of estimated cash flows, then the gross carrying amount of the amortized cost of the financial liability is adjusted in the period of change to reflect the revised actual and estimated cash flows, with a corresponding income or expense being recognized in profit or loss. The revised gross carrying amount of the amortized cost of the financial liability is calculated by discounting the future revised estimated cash flows at the original EIR.

Going concern

3.18.Going concern

From inception, the Company has financed its growth through successive capital increases, debt including royalty certificates, collaboration and license agreements and payment of French Research tax credit (Credit d’Impôt Recherche, ‘CIR’) receivables. The Company continues to pursue its research and development activities for its product lanifibranor.

The Company has incurred operating losses and negative cash flows from operations since inception due to the innovative nature of the product candidates it was developing and the product candidate it continues to develop, which necessitates a research and development phase spanning several years. The Company does not expect to generate revenue from product sales in the near future. With the biopharmaceutical industry’s product development phases requiring increasing investments, the Company’s financing needs will continue to grow as clinical trials of lanifibranor progress.

As of December 31, 2025, the Company has €99.3 million of cash and cash equivalents, consisting of cash and short-term deposit accounts that are liquid and easily convertible within three months without penalty or risk of change in value (refer to Note 11 – Cash and Cash equivalents) and €131.6 million of short-term deposits convertible in a period exceeding three months (refer to Note 10 – Trade receivables, tax receivables and other current assets).

As of the date of authorization for issuance of these consolidated financial statements, given its current cost structure and its projected expenditure commitments, the Company estimates that it would be able to finance its operations until the middle of the first quarter of 2027.

Accordingly, the Company’s current cash and cash equivalents will not be sufficient to cover its operating needs for at least the next 12 months. These events and conditions indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern and, therefore, the Company may be unable to realize its assets and discharge its liabilities in the normal course of business.

If the T3 BSAs issued in the Structured Financing are exercised in full by their holders for proceeds of up to €116.0 million, the Company estimates that such potential additional proceeds would enable it to finance its activities until the middle of the third quarter of 2027.

These estimates are based on the Company’s current business plan, which assumes the anticipated repayment to EIB of Tranche A, which is due in December 2026 and Tranche B, which is due in January 2027, but it excludes any potential future milestone payments payable to or by the Company and any additional expenditures related to the product candidate or resulting from any potential in licensing or acquisition of additional product candidates or technologies, or any associated development the Company may pursue. The Company may have based these estimates on assumptions that are incorrect or may amend its business plan in the future, and the Company may end up using its resources sooner than anticipated. These estimates may be shortened in the event of an increase, in expenditure relating to the development programs beyond the Company’s expectations, or if the development program of the Company progresses more quickly than expected. In addition, there is no guarantee that the T3 BSAs will be exercised in full, if at all.

The Company will need to raise additional funds to support its activities and research and development programs, as currently planned, through:

●	potential issuances of ADSs under its existing ATM program;
●	potential other public or private offerings; and
●	potential strategic transactions such as business development partnerships and/or other business development arrangements.

The Company cannot guarantee that it will be able to obtain the necessary financing or execute any transaction, through any of the aforementioned measures or by other means, to meet its needs or to obtain funds on acceptable terms and conditions, on a timely basis, or at all. If the Company is unable to obtain funding in a timely manner, it may be required to significantly curtail, delay or discontinue one or more of its research or development programs or the commercialization of any approved product or be unable to expand its operations or otherwise capitalize on its business opportunities, as desired, which would impair the Company’s prospects and operations. While recent financing events have improved the Company’s financial position, access to additional capital in the future remains subject to market conditions and investor interest.

If the Company is unable to continue as a going concern, the Company may have to liquidate assets and may receive less than the value at which those assets are carried on the Company’s financial statements. The Company may also determine to cease operations or file for bankruptcy protection. In any of these circumstances, it is likely that investors will lose all or part of their investment. If there remains substantial doubt about the Company’s ability to continue as a going concern, investors or other financing sources may be unwilling to provide funding to the Company on commercially reasonable terms, if at all.

The consolidated financial statements as of and for the year ended December 31, 2025, have been prepared on a going concern basis assuming the Company will continue to operate for the foreseeable future. As such, they do not include any adjustments related to the amount or classification of assets and liabilities that may be required if the Company were not able to continue as a going concern.